                                                                   Exhibit 10.23


                                Summary of Terms


----------------------------------------------------------------------------------------
                                                    WARRANT                       NO. OF
             WARRANT HOLDER                         NUMBER     DATE OF ISSUANCE   SHARES
----------------------------------------------------------------------------------------
Benefit Capital Management Corporation                C-2     December 17, 1998   33,000
----------------------------------------------------------------------------------------
HLM/CB L.P.                                           C-3     December 17, 1998   12,100
----------------------------------------------------------------------------------------
Riggs Capital Partners, a Division of Riggs
National Corporation                                  C-4     December 17, 1998   11,000
----------------------------------------------------------------------------------------
US Development Capital Investment Company             C-5     December 17, 1998   11,000
----------------------------------------------------------------------------------------
New Venture Partners IV, Limited Partnership          C-6     December 17, 1998    8,867
----------------------------------------------------------------------------------------
Citiventure 96 Partnership, L.P.                      C-7     December 17, 1998    4,483
----------------------------------------------------------------------------------------
Juliet Challenger, Inc.                               C-8     December 17, 1998    4,462
----------------------------------------------------------------------------------------
Orchid & Co., nominee for T. Rowe Price
Threshold Fund III, L.P.                              C-9     December 17, 1998    2,750
----------------------------------------------------------------------------------------
Vikas Saini, M.D.                                     C-10    December 17, 1998    2,475
----------------------------------------------------------------------------------------
Douglas Schair                                        C-11    December 17, 1998    1,650
----------------------------------------------------------------------------------------
Henry L. Hillman, Elsie Hilliard Hillman and
C.G. Grefenstette, Trustees of the Henry L
Hillman Trust U/A dated 11/18/85                      C-12    December 17, 1998    1,338
----------------------------------------------------------------------------------------
Venhill Limited Partnership                           C-13    December 17, 1998    1,338
----------------------------------------------------------------------------------------
Chancellor LGT Private Capital Partners III, L.P.     C-14    December 17, 1998    1,120
----------------------------------------------------------------------------------------
Veena G. Saini                                        C-15    December 17, 1998    1,100
----------------------------------------------------------------------------------------
Highland Capital Partners II, Limited Partnership     C-16    December 17, 1998      825
----------------------------------------------------------------------------------------
Charles River Partnership VII,
Limited Partnership                                   C-17    December 17, 1998      550
----------------------------------------------------------------------------------------
Polaris Venture Partners, L.P.                        C-18    December 17, 1998      518
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                    WARRANT                       NO. OF
             WARRANT HOLDER                         NUMBER     DATE OF ISSUANCE   SHARES
----------------------------------------------------------------------------------------
C.G. Grefenstette and Thomas G.
Bigley, Trustees U/A/T dated
8/28/68 for Audrey Hilliard Hillman                   C-19    December 17, 1998      446
----------------------------------------------------------------------------------------
C.G. Grefenstette and Thomas G.
Bigley, Trustees U/A/T dated
8/26/68 for Henry L. Hillman, Jr.                     C-20    December 17, 1998      446
----------------------------------------------------------------------------------------
C.G. Grefenstette and Thomas G.
Bigley, Trustees U/A/T dated
8/28/68 for Juiliet Lea Hillman                       C-21    December 17, 1998      446
----------------------------------------------------------------------------------------
C.G. Grefenstette and Thomas G.
Bigley, Trustees U/A/T dated
8/28/68 for William Talbott Hillman                   C-22    December 17, 1998      446
----------------------------------------------------------------------------------------
Anne DeGheest                                         C-23    December 17, 1998      385
----------------------------------------------------------------------------------------
Theodore H. Ashford                                   C-24    December 17, 1998      275
----------------------------------------------------------------------------------------
One Liberty Fund III, L.P.                            C-25    December 17, 1998      275
----------------------------------------------------------------------------------------
Suzanne M. Otterbein                                  C-26    December 17, 1998      220
----------------------------------------------------------------------------------------
David C. Zraket                                       C-27    December 17, 1998      198
----------------------------------------------------------------------------------------
Genstar Investment Corporation                        C-28    December 17, 1998      116
----------------------------------------------------------------------------------------
Elizabeth Zraket Callahan                             C-29    December 17, 1998      110
----------------------------------------------------------------------------------------
Caroline Zraket Pratt                                 C-30    December 17, 1998      110
----------------------------------------------------------------------------------------
Lester John Lloyd and/or Lynne
Deward Lloyd Trustees or Successor
Trustees under The Lloyd Trust                        C-31    December 17, 1998       71
U/A/D 10/05/88
----------------------------------------------------------------------------------------
Polaris Venture Partners Founders'                    C-32    December 17, 1998       31
Fund L.P.
----------------------------------------------------------------------------------------
Philip G. Aberizk                                     C-33    December 17, 1998        1
----------------------------------------------------------------------------------------
QuestMark Partners, L.P.                              C-34    March 25, 1999      70,213
----------------------------------------------------------------------------------------
QuestMark Partners Side Fund, L.P.                    C-35    March 25, 1999      20,537
----------------------------------------------------------------------------------------

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT
________________________________________________________________________________


Warrant No. C-____________                           Number of Shares: _________
                                                         (subject to adjustment)

Date of Issuance:  December 17, 1998



                          ASPECT MEDICAL SYSTEMS, INC.

                          Common Stock Purchase Warrant


         Aspect Medical Systems, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that ____________________________________, or his, her or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the first firm commitment underwritten initial public offering of Common Stock, $0.01 par value per share (the "Common Stock"), of the Company (the "First Exercise Date") and on or before the first to occur of (i) the third anniversary of the First Exercise Date, (ii) the Mandatory Exercise Date (as defined in Section 1(b)(ii) below) or (iii) December 17, 2008 at not later than 5:00 p.m. (Boston, Massachusetts time), _____________________ shares of Common Stock, of the Company, at a purchase price of $12.50 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         1.       Exercise.

                  (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

                  (b) In addition to and without limiting the rights of the Registered Holder under the terms of this Warrant, the Registered Holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this subsection 1(b) at any time or from time to time after the First Exercise Date and during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Registered Holder (without payment by the Registered Holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the date that this Warrant shall have been surrendered to the Company as provided in subsection (1)(a) (the "Conversion Date"), which value shall be determined by subtracting (A) the aggregate Purchase Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate Fair Market Value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date by (Y) the Fair Market Value of one share of Common Stock on the Conversion Date.

         Expressed as a formula, such conversion shall be computed as follows:

         X = B - A
             -----
               Y

         Where: X = the number of shares of Common Stock that may be issued to
                    Registered Holder

                Y = the Fair Market Value of one share of Common Stock

                A = the aggregate Purchase Price (i.e., Converted Warrant Shares multiplied by the Purchase Price)

                B = the aggregate Fair Market Value (i.e., Converted Warrant
                    Shares multiplied by the Fair Market Value)

         No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined).

         The Fair Market Value per share of Common Stock shall be determined as follows:

                           (i)      If the Common Stock is listed on a national
securities exchange, the Nasdaq National Market, the Nasdaq system, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date; or, if no such price is reported on such date, such price on the next preceding business day; or, if no such price is reported on such date, the average of the mean of the closing bid and the asked prices for the three preceding business days (provided that if no such price is reported for the three preceding business days, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

                           (ii)     If the Common Stock is not listed on a
national securities exchange, the Nasdaq National Market, the Nasdaq system or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company). Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed for a period of up to one month until such determination is made.

                  (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                           (i)      a certificate or certificates for the number
of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to
Section 3 hereof; and

                           (ii)     in case such exercise is in part only, a new
warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

                  (e) In the event that the Common Stock is listed on a national securities exchange, the Nasdaq National Market, the Nasdaq system, or another nationally recognized exchange or trading system and the average closing market price per share of the Common Stock (as adjusted for stock splits, stock dividends, combinations, reorganizations, recapitalizations and other similar events involving a change in capital structure of the Company) over twenty-five
(25) consecutive trading days equals or exceeds $25.00, the Company shall have the right to cause the Registered Holder to exercise this Warrant. In the event that the Company shall exercise its right to cause the Registered Holder to exercise this Warrant, it shall fix a date for mandatory exercise (the "Mandatory Exercise Date") and it shall mail or cause to be mailed a notice of such mandatory exercise at least fifteen (15) business days prior to the Mandatory Exercise Date. Such notice shall be in accordance with Section 12. The Registered Holder shall have the right to exercise this Warrant in accordance with the provisions of Section 1(a) or 1(b) herein until 5:00 p.m. on the Mandatory Exercise Date. Any portion of the Warrant that is not exercised as of such time on the Mandatory Exercise Date shall be automatically exercised pursuant to Section 1(b), without any further action on behalf of the Holder. In the event that the Company provides notice in accordance with this subsection 1(e), the Registered Holder of this Warrant shall, within ten (10) days of receipt of such notice, mail this Warrant to the Company for cancellation at its principal office. As soon as practicable after the Mandatory Exercise Date, and in any event within ten (10) days thereafter, the Company shall provide to the Registered Holder a certificate or certificates pursuant to subsection 1(d) above, provided that the Company shall not be required to provide to the Registered Holder a certificate or certificates pursuant to subsection 1(d) until the Company receives from the Registered Holder for cancellation the Warrant.

         2.       Adjustments.

                  (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                  (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant if exercised for full in cash. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

                  (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

         3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

         4.       Requirements for Transfer.

                  (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

                  (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

                  (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

         5. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         6. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

         7. Notices of Record Date, etc. In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

         8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         11. Transfers, etc.

                  (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change his, her or its address as shown on the warrant register by written notice to the Company requesting such change.

                  (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

                  (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         12. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, or overnight courier service, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail or overnight courier service, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. The principal office of the Company is as follows:

                  Aspect Medical Systems, Inc.
                  Two Vision Drive
                  Natick, MA  01760-2059

         13. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         14. Change or Waiver. This Warrant is one of a series of Warrants issued by the Company, all dated the date hereof and of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, the "Company Warrants"). Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of shares of Common Stock (or securities convertible into or exercisable for Common Stock) held by the holders of Company Warrants; provided that any such amendment or waiver must apply to all Company Warrants then outstanding; and provided further that the number of Warrant Shares subject to this Warrant and the Purchase Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Purchase Price).

         15. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         16. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         17. Termination. Unless previously exercised pursuant to the terms of this Warrant, the right to exercise this Warrant shall expire at 5:00 p.m. (Boston, Massachusetts time) on December 17, 2008 (the "Termination Date"). Notwithstanding the foregoing, if on the Termination Date, the Fair Market Value per share of the Common Stock exceeds the Purchase Price per share of the Warrant Shares, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 1(b) hereof, without any further action on behalf of the Registered Holder, immediately prior to the time this Warrant would otherwise expire on the Termination Date pursuant to the preceding sentence.




                  [Remainder of Page Intentionally Left Blank]

                                           ASPECT MEDICAL SYSTEMS, INC.



                                           By:________________________________

                                           Title:_____________________________

                                    EXHIBIT I


                                  PURCHASE FORM


To: Aspect Medical Systems, Inc.                            Dated:______________


         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

                [ ]     $_________ in lawful money of the United States, and/or

                [ ] the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation).



                                           Signature:__________________________

                                           Address:____________________________

                                                   ____________________________

                                                                      EXHIBIT II


                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                    Address                        No. of Shares
----------------                    -------                        -------------


Dated:_________________                Signature:_______________________________

Dated:_________________                Witness:_________________________________